MUTUAL FUND SERIES TRUST

Catalyst Insider Income Fund Class A: IIXAX Class C: IIXCX Class I: IIXIX

(the “Fund”)

August 7, 2026

The information in this Supplement amends certain information contained in the Summary Prospectus for the Fund, dated November 1, 2025, and should be read in conjunction with such Summary Prospectus.

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Effective August 1, 2026, Larry Holzenthaler Jr., Senior Portfolio Manager of Catalyst Capital Advisors LLC (the “Advisor”), is a Portfolio Manager of the Fund. David Miller, Chief Investment Officer and Senior Portfolio Manager of the Advisor, and Charles Ashley, Portfolio Manager of the Advisor, continue to serve as portfolio managers of the Fund. Messrs. Miller, Ashley and Holzenthaler are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Accordingly, the Summary Prospectus is revised as follows:

The section of the Fund’s Summary Prospectus entitled “FUND SUMMARY: Catalyst Insider Income Fund - Portfolio Managers” is deleted and replaced with the following:

Portfolio Managers: David Miller, Chief Investment Officer and Senior Portfolio Manager of the Advisor; Charles Ashley, Portfolio Manager of the Advisor; and Larry Holzenthaler Jr., Senior Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers. Messrs. Miller, Ashley and Holzenthaler are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2014. Mr. Ashley has served the Fund in this capacity since November 2017. Mr. Holzenthaler has served the Fund in this capacity since August 2026.

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You should read this Supplement in conjunction with the Prospectus, the Summary Prospectus, and the Statement of Additional Information for the Fund, each dated November 1, 2025, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to Catalyst Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.